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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2007

POWERCOLD CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	33-19584	23-2582701
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Canfield Road La Vernia, Texas	78121
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 830 779-5223

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (11-06)  Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On August 24, 2007, the Registrant issued a Senior Subordinated Bridge Note to an accredited investor and existing shareholder for a total of $100,000.Principal on the Note is be due and payable on December 31, 2007 (the Maturity Date), with no principal amortization required prior thereto. All or any part of the principal or any obligation due herein, may be pre-paid, at any time, without penalty from the proceeds of a Qualified Refinancing of this Note.  The Registrant has the option to prepay the Note, in full or in part, at any time prior to the Maturity Date, at 100% of the principal amount of the Note then outstanding plus accrued but unpaid interest. Subject to applicable securities laws, at the option of the Holder, the Note may be converted at maturity into securities having the same terms, conditions and valuation as those issued in connection with a Qualified Refinancing.  No conversion can occur unless (i) either (x) an effective current Registration Statement under applicable securities Acts, covering the shares of Common Stock to be issued exists or (y) an exemption from registration of the Common Stock is available to pursuant to Rule 144 of the Securities Act of 1933, as amended.

For purposes of this Note, a Qualifying Refinancing is defined as a closing of a private placement or public offering to institutional or other accredited investors, which raises a minimum of $2,000,000 of capital for the Borrower (a “Qualified Refinancing). The Holder is also granted warrants to purchase Common Stock of the Registrant (the “Warrants’) in an amount equal to 10% of the original principal amount of the Note.  The Warrants will expire five years from the date of issuance.  The exercise price of the Warrants is determined at issuance of the Warrants and is equal to the lower of $0.65 per share or 150% of the average closing price of the Borrower’s Common Stock for the 15 trading days prior to maturity of the Note.  There is no floor on the warrant price.

The Registrant can also redeem all, or any portion of the Note, the Warrants, together with all underlying Common Stock issuable upon exercise of Holder’s Conversion Privileges, upon fourteen (14) days’ written notice to the Holder thereof at a price equal to a percentage of the Note Conversion Amount based upon the remaining Principal Amount of the Note together with accrued but unpaid interest.

The Holder will receive, at the Maturity Date, interest at the rate of fifteen per cent (15%) on the unpaid principal balance.  Subject to applicable securities laws, such interest may be payable, at the option of the Holder, in cash or unregistered common stock of the Borrower (the “Common Stock”).  To the extent the Holder elects to receive such interest in Common Stock, the number of shares shall be determined based on the average of the closing price for the Borrower’s Common Stock for the five preceding trading days prior to the Maturity Date. There are no registration rights granted in connection with this transaction.

There is no Trust Indenture or Trustee arrangement and the note is unsecured. The Note, the Warrant, and any Derivative Securities issuable under the Note cannot be assigned without the consent of the Registrant; an exemption from registration exists under applicable securities laws, and an opinion of counsel that an assignment will not violate applicable securities laws.

The Senior Subordinated Bridge Note offered, sold and issued has not been or was not registered under the Securities Act of 1933, as amended, or any state securities laws and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Item 3.02  Unregistered Sales of Equity Securities.

The information called for by this item is contained in Item 2.03, which is incorporated herein by reference.

During the third quarter the Registrant sold and issued 1,200,000 shares of restricted common stock to an accredited individual (who is also an existing Shareholder) for $400,000 that were not registered under the Securities Act of 1933, as amended (the “Act”).

The Registrant relied on Sections 3(b) and 4(2) of the Act for exemption from the registration requirements of section 5 of such Act.  The investor was furnished with information concerning the Registrant, and the investor had the opportunity to verify the information supplied, with a risk factor that the Registrant was not current in its annual, quarterly, and other reporting obligations under the Securities Exchange Act of 1934, and financial information disclosed in any filed reports should not be relied upon.

Additionally, Registrant obtained a signed representation from the foregoing person in connection with the purchase of the Common Stock of his or her “accredited investor” status, the investor, of his intent to acquire such Common Stock for the purpose of investment only, and not with a view toward the subsequent distribution thereof.  Each certificate representing the Common Stock of the Registrant has been stamped with a legend restricting transfer of the securities represented thereby, and the Registrant has issued stop transfer instructions to the Transfer Agent for the Common Stock of the Registrant concerning all certificates representing the Common Stock issued in the above-described transactions.

The Holder is also granted warrants to purchase Common Stock of the Registrant (the “Warrants’) in an amount equal to 50% of the shares of restricted common stock purchased.  The Warrants will expire three years from the date of issuance.  The exercise price of the Warrants is $0.50 per share.

Item 8.01 Other Events

At the request of the Company’s Audit Committee, Management has, subject to audit, reviewed funding transactions with Francis L. Simola (the Company's chairman and chief executive officer) and/or Simco Group, Inc, an affiliate wholly owned by the Company's chairman and chief executive officer (Simola and the Simco Group, Inc. are collectively “Simco”).

The funding transactions (figures are unaudited, prepared by management) are as follows:

As of 12/31/05; 12/31/06; and 6/30/07

The Company has received various unsecured cash and credit card advances from Simco that include; $ 204,479.51 as of June 30, 2007 and an additional $1,690,000.00 (previously disclosed as $1,960,000–see discussion below) and $201,436.13 during 2005 and 2006, respectively.  Subject to the disclosures below, the balance on such advances as of June 30, 2007, was  $1,127,644.23. The advances bear interest at 8% and are payable on demand.  Simco has not taken any cash interest payments.  No payments were made against the principal cash advances as of June 30, 2007. The Company paid Simco $260,699.62 in 2005 and $26,500 in 2006.  The Company paid Simco credit card repayments of $73,132.49 and $201,235.44 in 2007 and 2006, respectively.

Pursuant to resolutions adopted by the Board of Directors, excepting Francis Simola, all advances or debts from Simco Group are convertible into common stock of the Company. Pursuant to such resolutions, dated May 1, 1999, retroactive and effective January 1, 1999, all funds loaned the Company by Simco Group, Inc. and/or Frank L. Simola bear an interest rate of eight percent (8%) calculated and paid quarterly.  Simco/Simola have the option to take the interest and loan payment in cash or PowerCold Common Stock. Simco/Simola had the right to demand payment on outstanding loans at any time. Subsequently via resolutions of the Board of Directors, without Francis Simola, dated May 12, 2005, amended the May 1, 1999 resolutions: (1) the conversion price of 50% of the bid price at the end of the quarter was amended to a calculation based on 15% discount of the average bid price for ten trading days prior to the end of the quarter; (2) the CEO and/or Simco can loan the Company up to an additional $2,000,000 as needed for corporate funding; (3) the CEO and/or Simco have the right to convert any  part of cash loans made to the Company into restricted common stock at the average share price for the prior ten days to the conversion date, effective after December 15, 2005. There are no registration rights of any kind granted to either Simco Group, Inc. or Francis L. Simola and there is no collateral for such loans/advances.

On December 29, 2005, Simco converted $400,000 in loans/advances into 616,000 shares of common stock with an average conversion price of  $0.65 per share. No loans/advances were converted by Simco for the period January 1, 2006 through December 31, 2006; or during the period January 1, 2007 through June 30, 2007.

Different prior reports of the Company had previously disclosed recognition of beneficial conversion features of various Simco loan advances.

Other Prior Transactions

Summary of (“Russell”) Transactions

On August 30, 2005, Simola entered into a Promissory Note with Russell for $750,000 (the “Russell Note”), together with an option agreement for the right to acquire $750,000 worth of PWCL stock with a strike price based on the average of the closing price for PWCL common stock for the 5 preceding trading days, exercisable on January 31, 2006. There were no registration rights of any kind granted to Russell and there was no collateral for such loans /advances.

On August 30, 2005, Simola entered into an Option Agreement with Russell for $750,000 worth of PWCL common stock (the “Option Agreement”), based on the closing price of PWCL common stock for the 5 trading days prior to January 31, 2006, exercisable only on January 31, 2006 if the Russell Note was not repaid and is in default. The Option Agreement was revised on March 4, 2006 together with extensions and modifications effective end of each month between January 2006 and May 2007. Subsequently on May 19, 2007, Simola and Russell, entered into a Revised Option Agreement, whereby the option was granted to Russell for them to obtain $750,000 in shares of PWCL common stock as of April 30, 2007, based on the average closing price for the 5 day trading period prior to April 30, 2007, only if the Russell Note was in default (collectively all Option Agreements, extensions, and modifications are collectively the “Option Agreement”).

On August 31, 2005, Simola loaned the Company the sum of $750,000, with interest from September 1, 2005, together with interest thereon (the “Simola Note”). Pursuant to prior resolutions approved by PowerCold’s Board of Directors, with Simola recusing himself, Simola had the right to redeem this note and such note is convertible into the Company’s common stock.  There are no registration rights granted in conjunction with such loan and there is no collateral for such loan. On August 31, 2005, Simola assigned the Simola Note to Russell (the “Assignment”).

On May 29, 2007, Russell notified Simola of their desire to exercise the Option Agreement.  The request for convertibility is outstanding. Assuming the principal and interest due under the Russell Note had been converted on May 29, 2007, Russell would have received approximately 2,800,000 shares of restricted Common Stock. The foregoing computation assumes total outstanding shares of approximately 38,000,000, as of May 29, 2007, without taking into account any outstanding derivative securities, and without giving effect to any then anti-dilution provisions in any agreements with the Company.

Since May 29, 2007 the Company has been attempting to renegotiate the Russell Note as well as the Company’s obligations therein.

On September 5, 2007, the Company was notified in writing of a request by Russell for payment of principal and interest on the Russell Note as soon as possible, instead of conversion of the Russell Note, as Russell has previously requested on May 29, 2007.  Subsequently, on September 6, 2007, the company was notified in writing that Russell elected to be repaid in cash, including principal and interest if it can be arranged by September 30, 2007 and if PowerCold stock price does not trade at $0.90 cents or above.  Otherwise Russell requested the principal and interest be paid in stock in accordance with Russell’s exercise option.  Russell stated that if payment was arranged before October 1, 2007, Russell would void the option.

Summary of (“Swiss Bank”) Transactions

On May 12, 2005, Simco sold 895,879 shares of stock for $1.3506 per share, in a private transaction with a Swiss Bank, located in Zurich, Switzerland (“Swiss Bank”).  Swiss Bank acquired the 895,879 shares as follows: (1) On May 12, 2005 Simco, exercised 695,879 options, of which 150,000 (granted September 10, 2001) were exercisable at $1.00 per share and 545,879 (granted October 1, 2001) were exercisable at $0.50 per share. Those shares were assigned to the Swiss Bank. (2) On May 12, 2005, Simola assigned 200,000 shares to Swiss Bank.  By an ostensive resolution, dated September 25, 2006, the issuance of 200,000 shares to Francis L. Simola and/or Simco Group, Inc. for financial services and funding rendered the Company, authorized by resolution dated May 12, 2005, was rescinded. Such shares were issued directly to Swiss Bank, effective May 13, 2005.  According to records of the Company’s Transfer Agent, 895,879 shares were issued directly from the Company to Swiss Bank on May 16, 2005.  On May 13, 2005, Simco assigned 895,870 shares to Swiss Bank.

By resolutions effective May 12, 2005, a majority of the Board of Directors, excepting Francis Simola, approved: (i) Simco exercising options to acquire 695,879 shares for $422,940, effective May 12, 2005; and (ii) issuance of 200,000 shares of restricted common stock at $1.35 per share to Simco for financial services and funding rendered the Company.

Between May 12 and May 16, 2005, the Company received $1,210,000 cash funds by wire transfer from Swiss Bank. Such amount represents the following: (1) $422,940 represented the exercise price of the 695,879 Simco options; and (2) $787,060 wired to the Company by Swiss Bank was transferred to the Company as a loan based on a May 12, 2005, transaction from Simco to the Company of $787,060; such loan is payable upon demand with an annual interest rate of prime, as published in the Wall Street Journal, plus 1%, not to exceed 8%.  As clarified above, all loans/advances from Simco are convertible into common stock of the Company.  There are no registration rights granted in conjunction with such loan and there is no collateral for such loan.

Additional Information.

The Company is not current in its reporting obligations under the Securities Exchange Act of 1934, including the Company’s prior auditors withdrew their audit opinions for the years ended 12/31/2004 and 12/31/2005, and have not provided required reviews for all Form 10-Q’s since 1/1/2005.

The final verified amount of such loans/advances, the effect of such loans/advances, interest on such loans/advances, and any beneficial conversion feature, as well as any adjustments, will be reflected in the restated financial statements of the Company for the years affected. As previously disclosed (8-K on April 18, 2007), the Company has retained Malone & Bailey to act as independent registered accountants for the Company.

SIGNATURES

FORM 8-K

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERCOLD CORPORATION

/s/ Francis L. Simola

___________________________

Francis L. Simola

Chief Executive Officer

Date: September 6, 2007